Exhibit 10.12
                   CHARDAN SOUTH CHINA ACQUISITION CORPORATION
                            625 Broadway, Suite 1111
                               San Diego, CA 92101

                                                                    May 16, 2006


Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY 10004
Attn: Steven G. Nelson

EarlyBirdCapital, Inc.
275 Madison Avenue, Suite 1203
New York, NY 10016
Attn: David M. Nussbaum, Chairman

      Re: Investment Management Trust Agreement

Gentlemen:

      Reference is made to that certain Investment Management Trust Agreement (the "Agreement"), dated as of August 2, 2005, between Chardan South China Acquisition Corporation ("Company") and Continental Stock Transfer & Trust Company. Section 1(c) is hereby deleted in its entirety and replaced with the following:

      "(c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in United States "Government Securities" with the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, and/or in any open ended investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs
(c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940; as determined by the Company;"

      Except as indicated above, the Agreement shall remain in full force and effect.

                                    CHARDAN SOUTH CHINA ACQUISITION
                                    CORPORATION


                                    By:   /s/ Kerry Propper
                                          ------------------------------------
                                    Name: Kerry Propper
                                    Title:      Chief Executive Officer

Acknowledged and agreed this 16th day of May, 2006

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:   /s/ Steven Nelsen
      ------------------------------------------
Name: Steven Nelson
Title:Chairman

The undersigned is required to consent to this amendment pursuant to Section 5(c) of the Investment Management Trust Agreement and hereby does so.

EARLYBIRDCAPITAL, INC.

By:   /s/ Steven Levine
      ------------------------------------
Name: Steven Levine
      ------------------------------------
Title:President
      ------------------------------------